UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 10, 2006

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

124 Acton Street, Maynard, MA 01754

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 10, 2006, SeaChange International, Inc. (the “Company”) issued a press release in connection with the decision by the United States Court of Appeals for the Federal Circuit Court on the patent infringement case brought against the Company by C-Cor Inc. (“C-Cor”), as the successor to nCube Corporation.

A copy of the Company’s press release, dated January 10, 2006, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The following Exhibit is furnished as part of this report:

Exhibit No.	Description

99.1	Press release issued by SeaChange International, Inc., dated January 10, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By: /s/ William L. Fiedler

        William L. Fiedler

        Chief Financial Officer, Treasurer, Secretary

        and Senior Vice President, Finance and Administration

Dated: January 10, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by SeaChange International, Inc., dated January 10, 2006.